SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 16, 2004

Everest Re Group, Ltd.

(Exact Name of Registrant as Specified in Charter)

Bermuda	1-15731	Not Applicable

(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

c/o ABG Financial & Management Services, Inc.
Parker House, Wildey Road
St. Michael, Barbados	Not Applicable

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 246-228-7398

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 7.     FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

	Exhibit No.	Description

	99.1	News Release of the registrant,
dated June 16, 2004

Item 9.    REGULATION FD DISCLOSURE

On June 16, 2004, the registrant issued a news release responding to questions concerning California workers’ compensation business. The news release is attached hereto as an exhibit and is hereby incorporated in its entirety by reference.

In accordance with general instruction B.2 of Form 8-K, the information in this report, including exhibits, is furnished pursuant to Item 9 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EVEREST RE GROUP, LTD.

By: /s/ STEPHEN L. LIMAURO
Stephen L. Limauro
Executive Vice President and Chief
Financial Officer

Dated: June 16, 2004

EXHIBIT INDEX

Exhibit
Number	Description of Document	Page No.

99.1	News Release of the registrant, dated	5
	June 16, 2004